EXHIBIT 99.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                              OF GASCO ENERGY, INC.
                         PURSUANT TO 18 U.S.C. ss. 1350


         I, Mark Erickson, President and Chief Executive Officer of Gasco Energy, Inc. (the "Company"), hereby certify that the accompanying report on Form 10K for the period ending December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material respects, the financial operations and results of operations of the Company.




                                   /s/ Mark Erickson
                                   ------------------
                            Name:  Mark Erickson
                            Date:  March 27, 2003